================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 24, 2001





                               POET HOLDINGS, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                               333-87267                           94-3221778
--------------------------------------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF          (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)



                            999 BAKER WAY, SUITE 200
                           SAN MATEO, CALIFORNIA 94404
--------------------------------------------------------------------------------
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (650) 286-4640



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


================================================================================

ITEM 5. OTHER EVENTS.

     On April 24, 2001, POET Holdings, Inc. issued a press release (which is incorporated by reference and filed as Exhibit 99.1 hereto) announcing its financial results for the quarter ended March 31, 2001, various cost reductions and a revised revenue target for the 2001 calendar year.

     On April 24, 2001, POET Holdings, Inc. issued an ad hoc statement (which is incorporated by reference and filed as Exhibit 99.2 hereto) announcing its financial results for the quarter ended March 31, 2001, various cost reductions and a revised revenue target for the 2001 calendar year.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          99.1  Text of press release dated April 24, 2001.
          99.2  Text of ad hoc statement dated April 24, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            POET HOLDINGS, INC.
                            a Delaware corporation


Dated: April 24, 2001       By: /s/ Jerry Wong
                               -------------------------------------------------
                                             Jerry Wong
                               Assistant Secretary and Vice President of Finance

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------------------------------------------------------------------------
99.1              Text of press release dated April 24, 2001.
99.2              Text of ad hoc statement dated April 24, 2001.